UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2021

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 3, 2021, Benefit Street Partners Realty Trust, Inc. (the “Company”) amended and restated its Amended and Restated Bylaws (the “Bylaws”). The amendments to the Bylaws clarified the Company’s majority vote standard for annual director elections and enhanced the information required to be submitted by stockholders proposing director nominees for election or other proposals to be brought before an annual meeting of stockholders pursuant to the Company’s advance notice bylaw. A copy of the Bylaws, as amended, is filed as Exhibit 3.1 hereto and is incorporated by reference into this Current Report on Form 8-K.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders (the “Annual Meeting”) of the Company was called to order on June 3, 2021.

At the Annual Meeting, stockholders voted on (i) the election of Richard J. Byrne, Jamie Handwerker, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny to the Company’s Board of Directors for one-year terms until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified; and (ii) the ratification of the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The stockholders elected all five nominees for director and ratified the appointment of E&Y. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal No. 1 – Election of Directors

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Richard J. Byrne	29,596,787	582,843	1,608,320	712,803
Jamie Handwerker	29,554,511	571,923	1,661,516	712,803
Peter J. McDonough	29,507,018	583,702	1,697,230	712,803
Buford H. Ortale	29,514,364	596,454	1,677,132	712,803
Elizabeth K. Tuppeny	29,586,461	573,200	1,628,289	712,803

Proposal No. 2 – Ratification of the Appointment of E&Y as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
31,336,870	401,076	762,807	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description

3.1	Amended and Restated Bylaws of Benefit Street Partners Realty Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: June 4, 2021